UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2015

Date of reporting period :	August 1, 2014 — July 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PSVEX

Putnam Strategic Volatility Equity Fund

Annual report
7|31|15

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Strategic Volatility
Equity Fund

Annual report
7 | 31 | 15

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio co-manager	3

Your fund’s performance	9

Your fund’s expenses	11

Terms and definitions	13

Other information for shareholders	14

Important notice regarding Putnam’s privacy policy	15

Trustee approval of management contract	16

Financial statements	21

Federal tax information	46

About the Trustees	47

Officers	49

Consider these risks before investing: Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. There may be times when stocks in the fund’s portfolio exhibit higher volatility than we expect, are not correlated with market movements as we expect, or underperform the markets. By selling covered call options, the fund limits its opportunity to profit from an increase in the price of the underlying portfolio securities, but continues to bear the risk of a decline in the value of these securities. The fund also risks losing all or part of the cash paid for purchasing put options. Our use of leverage obtained through derivatives may increase the fund’s risk of loss by increasing investment exposure. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

A number of questions have emerged during the past year regarding the pace of growth in the global economy, resolution of Greece’s debt crisis, and changes in central bank policy, as the U.S. Federal Reserve has communicated its intentions to begin lifting interest rates. Although prompted by U.S. economic strength, tighter U.S. monetary policy can cause market volatility and constrain growth in other regions.

The Fed’s intentions contrast with the actions of central banks in Europe, Japan, and China, which are committed, for the foreseeable future, to low-interest-rate policies seeking to foster growth. Shortly after the end of your fund’s fiscal period, the People’s Bank of China even took the unexpected step of devaluing its currency in an attempt to reinvigorate the world’s second-largest economy.

China’s action triggered widespread selling in global stock markets, highlighting the lack of consensus among investors about economic strength in many regions and the possible effects of tighter U.S. monetary policy.

In the following pages, you will find a discussion of current economic and market conditions in addition to an update on your fund’s performance. Putnam’s experienced portfolio managers have research-driven viewpoints that guide their investment decisions in changing markets.

You can also consult with your financial advisor regarding the current market environment, and whether your mix of investments requires any adjustment to stay on track toward your long-term goals.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, we thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

2	Strategic Volatility Equity Fund

Interview with
your fund’s
portfolio co-manager

Adrian, how would you describe the investment environment during the 12-month reporting period ended July 31, 2015?

In contrast with a sharp increase in market volatility in August 2015, market volatility over the 12-month reporting period was fairly muted, with only one major volatility episode affecting the broad U.S. equity market during that time. That event occurred in October 2014 and was driven by a variety of geopolitical and macroeconomic concerns that cast a shadow of doubt about global growth momentum. While that episode pushed the stock market into a fairly steep decline, it was a short-lived dive, and the market rebounded quickly from the temporary shock. In fact, the broader U.S. equity market, as measured by the S&P 500 Index, achieved a new record high in December 2014 and again in May 2015.

Through the first seven months of 2015, U.S. equity markets traded within a fairly tight range, often bouncing off market lows and then trading down from the highs. This range-bound activity, coupled with fairly low volatility in the first half of the period, has made for an environment in which Putnam Strategic Volatility Equity Fund’s hedging strategies had little noticeable impact.

How did the fund perform during the 12-month reporting period?

The fund delivered respectable results on an absolute basis, returning 10.83% for the

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/15. See pages 2 and 9–11 for additional fund performance information. Index descriptions can be found on page 13.

Strategic Volatility Equity Fund	3

12-month reporting period. On a relative basis, the fund slightly underperformed its benchmark, the S&P 500 Index, which posted a return of 11.21% for the period. Since the market itself did not demonstrate a great deal of volatility during the 12-month reporting period, the cost of our efforts to mitigate market volatility through the use of options strategies was a detracting factor.

Shareholders may recall that this fund’s objective is to seek a total return in excess of that of the U.S. equity markets, but with comparable volatility, over a market cycle (generally at least three years or more). The fund employs leverage, principally through the use of derivatives such as swaps, to seek returns in excess of the benchmark. In addition, the fund implements an underlying options strategy in an effort to reduce volatility and smooth out the inevitable ups and downs of its long-term performance.

We manage the fund on a sector-neutral basis, meaning we seek to keep the fund’s sector allocations in line with those of the S&P 500. Therefore, because we tend not to take overweight or underweight positions in the fund’s sector allocations, the fund’s relative fortunes rise or fall on the strength of our stock selection decisions.

What factors help you make those stock selection decisions?

We designed the fund for investors who are averse to stock market volatility but still want to benefit from the long-term growth potential of equities, and our security selection process focuses on low-volatility, or “low-beta,” stocks — which is to say, stocks that we believe have underlying characteristics that make them less risky than the general market. That is the overall universe of stocks from which the fund selects its holdings. Where I believe our strategy distinguishes itself is that our quantitative models — and, to

Allocations are shown as a percentage of the fund’s net assets as of 7/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

4	Strategic Volatility Equity Fund

a lesser extent, our fundamental, bottom-up research — help us identify what we believe are the best low-beta stocks in each sector of the market.

We also look for a number of other factors that don’t fit our low-volatility profile. To wit, we tend to screen out stocks that we believe are too expensive; those to which our forensic accounting research affixes “red flags” for a variety of reasons; stocks that we deem to be illiquid and therefore difficult to trade; and stocks that are targeted for either negative earnings momentum or fast, unsustainable growth, in our view.

Which individual holdings contributed the most to the fund’s relative performance?

We had good overall stock selection in the information technology, industrials, energy, and consumer staples sectors. The most significant individual stock contribution came from an overweight position in Visa, the global payments-processing technology firm. Our conviction in selecting this stock for the fund resulted from its valuation and earnings momentum characteristics. The next largest individual contributor was Altria Group, a large U.S. multinational corporation and one of the world’s biggest tobacco companies. Altria has historically been a classic low-beta, stable-earnings growth stock, and its results during the period were solid, particularly versus its counterparts in the strong-performing consumer staples sector. Another strong performer, which we sold by period-end, was Duke Energy, which is the largest electric power holding company in the United States. This utilities-sector stock rose during

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 7/31/15. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Strategic Volatility Equity Fund	5

the period, along with most others in this interest-rate-sensitive sector. Overweights to Eli Lilly, a global pharmaceuticals company, and online retailer eBay also contributed to the fund’s relative performance.

Which stocks were noteworthy detractors?

The fund chose not to hold a position in Amazon.com, the giant online retailer. Rather, we steered clear of Amazon because it did not fit the fund’s low-beta profile, not because of its earnings prospects or other fundamental considerations. During the period, Amazon’s stock did quite well and not holding this major component of the S&P 500 Index made Amazon the fund’s single biggest detractor. Similarly, holding an underweight position in consumer electronics leader Apple was detrimental to the fund’s relative results. Also detracting were the fund’s overweight holdings in a number of companies in the energy sector, which was hobbled by a steep decline in oil prices during the latter part of 2014. Mass media giant Viacom also proved disappointing, as its shares tumbled early on due to shrinking earnings forecasts in the period. Viacom is no longer held in the portfolio.

What role did derivatives play in fund performance?

We wrote and purchased options in an effort to generate income and manage downside risks. In addition, total return swaps were used to gain exposure to specific sectors or industries.

Adrian, would you explain in greater detail how the fund’s options strategy operates and why the strategy was a drag on the fund’s relative performance?

As I mentioned earlier, the fund implements an underlying options strategy in an effort to reduce volatility in the portfolio and smooth out its long-term performance. To accomplish this, we write (or sell) short-term

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Strategic Volatility Equity Fund

index call options on the S&P 500 Index. In so doing, the fund earns a premium, but foregoes the potential of realizing unusually high returns in the short term, should they occur. This call-writing strategy is negatively correlated to equity returns, and thus can detract from relative performance when equity returns rise sharply. We also buy long-term index put options. Puts — which give us the right to sell assets at an agreed-upon price — are expensive to purchase and can reduce returns, but they also can lower volatility enough to improve the portfolio’s risk-adjusted return potential. In essence, our option strategies allow us to sell some potential upside performance in order to provide greater downside protection in the event of broad losses at the index level.

Overall, the options strategy we employ proved to be a drag on our results versus the benchmark S&P 500 Index during the period. As noted earlier, put options are expensive to purchase, and we often expect to lose money on them, but they also can be viewed as a form of insurance. Even though buying put options can be an effective strategy for downside protection, the market was up during the 12-month period, so we indeed did lose money on our purchase of put options. In contrast, we generally expect to make money through our sale of short-term index call options, and for the most part, that strategy worked pretty well during the period. But, as you will recall, I mentioned a big pullback in U.S. equities in October 2014.

Unfortunately, we wrote some call options at what turned out to be the bottom of that steep decline and therefore missed out on some of the upside that occurred when the market rebounded so quickly in the subsequent month. Despite this hiccup in October, our overall call-writing strategy performed in line with, or better than, other call-writing benchmarks.

Rob and I seek to actively manage our options strategies to reflect our current expectations of market volatility, and we will adjust our use of these strategies based on anticipated changes with the intent of smoothing out the long-term effects of the market’s inevitable ups and downs.

Looking out through the end of 2015, what’s your view of the investment marketplace?

In a sense, the 12-month reporting period has been one of two different halves. The half ending in 2014 evidenced a generally strong performance by the broader U.S. equity market, despite a hiccup in the early fall of last year. During the reporting period, the U.S. market generally remained range-bound and moved slightly higher but mostly sideways.

The bull market in U.S. equities began more than six years ago, and we think that the bull may be getting a bit fatigued at this stage. Investors have been troubled of late by the ongoing sovereign debt dispute with Greece, a super-volatile Chinese equity market, and ongoing uncertainty about the momentum of the U.S. economic recovery and what that will mean for the timing of the U.S. Federal Reserve’s inevitable move to begin hiking short-term interest rates.

While there may yet be some low-to-moderate upside in the U.S. stock market, we don’t expect to see it continuing to put up the kind of double-digit gains we’ve experienced in the past few years. Given that muted outlook, we believe that Putnam Strategic Volatility Equity Fund’s strategy could be beneficial for many shareholders. The fund seeks to provide ongoing exposure to equity market growth potential, but also downside protection through its options overlay.

Adrian, thanks for your insights and time today.

Strategic Volatility Equity Fund	7

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Schoen is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Stern School of Business at New York University and a B.A. from Tufts University. Rob joined Putnam in 1997 and has been in the investment industry since 1990.

Portfolio Manager Adrian H. Chan, CFA, holds an M.B.A. from The Wharton School, University of Pennsylvania, and an A.B. from Harvard University. Adrian has been in the investment industry since he first joined Putnam in 2003.

IN THE NEWS

The People’s Bank of China devalued the Chinese yuan against the U.S. dollar on August 11, 2015, sending global markets down. For the next two days the currency declined further, totaling its biggest drop in decades — 4.4%. The unexpected move to reset the reference value of the currency followed recent reports that China’s exports fell in July and producer prices continued their nearly four-year deflationary trend. Analysts concluded these measures were driven by an attempt to boost exports and stimulate the economy. China’s growth rate in early 2015 declined from levels of previous quarters. Central bank leadership said the currency was not in a free fall, but that the bank was allowing the market to have more influence over the currency’s direction. Policymakers said the exchange rate would be based more on the currency’s trading performance than by government mandate. At the same time, some observers contend that the move sends a signal that global growth is weak to the U.S. Federal Reserve, as it considers when to raise interest rates.

8	Strategic Volatility Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/15

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	29.08%	21.66%	26.75%	23.75%	26.84%	26.84%	27.49%	23.03%	29.77%
Annual average	11.38	8.63	10.53	9.42	10.56	10.56	10.80	9.14	11.63

1 year	10.83	4.46	9.91	4.91	9.99	8.99	10.14	6.28	11.04

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 7/31/15

		Lipper Large-Cap Core
	S&P 500 Index	Funds category average*

Life of fund	42.25%	38.28%
Annual average	16.05	14.63

1 year	11.21	9.54

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year and life-of-fund periods ended 7/31/15, there were 879 and 833 funds, respectively, in this Lipper category.

Strategic Volatility Equity Fund	9

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $12,675 ($12,375 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $12,684, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,303. A $10,000 investment in the fund’s class Y shares would have been valued at $12,977.

Fund price and distribution information For the 12-month period ended 7/31/15

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	1		1	1	1		1

Income	$0.792316		$0.749316	$0.724316	$0.757316		$0.816316

Capital gains

Long-term gains	0.000684		0.000684	0.000684	0.000684		0.000684

Short-term gains	—		—	—	—		—

Total	$0.793000		$0.750000	$0.725000	$0.758000		$0.817000

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

7/31/14	$11.00	$11.67	$10.93	$10.89	$10.97	$11.37	$11.02

7/31/15	11.38	12.07	11.25	11.24	11.31	11.72	11.40

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

10	Strategic Volatility Equity Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/15

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	24.77%	17.60%	22.70%	19.70%	22.67%	22.67%	23.43%	19.11%	25.45%
Annual average	10.18	7.36	9.38	8.20	9.36	9.36	9.66	7.96	10.44

1 year	4.94	–1.10	4.20	–0.68	4.17	3.19	4.44	0.79	5.15

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Net expenses for the fiscal year ended
7/31/14*†	1.27%	2.02%	2.02%	1.77%	1.02%

Total annual operating expenses for the fiscal
year ended 7/31/14†	3.28%	4.03%	4.03%	3.78%	3.03%

Annualized expense ratio for the six-month
period ended 7/31/15‡§	1.21%	1.96%	1.96%	1.71%	0.96%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 11/30/15.

† Restated to reflect current fees.

‡ Includes a decrease of 0.09% from annualizing the performance fee adjustment for the six months ended 7/31/15.

§ For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Strategic Volatility Equity Fund	11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from February 1, 2015, to July 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$6.13	$9.91	$9.91	$8.65	$4.86

Ending value (after expenses)	$1,042.10	$1,038.80	$1,038.80	$1,039.50	$1,043.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2015, use the following calculation method. To find the value of your investment on February 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$6.06	$9.79	$9.79	$8.55	$4.81

Ending value (after expenses)	$1,018.79	$1,015.08	$1,015.08	$1,016.31	$1,020.03

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12	Strategic Volatility Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Strategic Volatility Equity Fund	13

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2015, Putnam employees had approximately $517,000,000 and the Trustees had approximately $141,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14	Strategic Volatility Equity Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Strategic Volatility Equity Fund	15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

16	Strategic Volatility Equity Fund

fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor

Strategic Volatility Equity Fund	17

servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations were not operative. However, in the case of your fund, the second of the expense limitations was operative during its fiscal year ending in 2014. In addition, Putnam Management will waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, any applicable performance-based upward or downward adjustments to the fund’s base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 1.05% of its average net assets through at least November 30, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the fourth quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This

18	Strategic Volatility Equity Fund

information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on March 18, 2013, the Trustees considered that its class A share cumulative total return performance at net asset value was in the second quartile of its Lipper peer group (Lipper Large-Cap

Strategic Volatility Equity Fund	19

Core Funds) for the one-year period ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds). Over the one-year period ended December 31, 2014, there were 857 funds in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees also considered that the fund seeks a total return in excess of that of the U.S. equity markets, but with comparable volatility, over a market cycle (generally at least three years or more). Because your fund commenced operations on March 18, 2013, the Trustees observed that the fund had not yet operated for a full market cycle and that there had not been a sufficiently long period of time to allow for definitive conclusions about the fund’s performance.

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

20 Strategic Volatility Equity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Strategic Volatility Equity Fund	21

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Strategic Volatility Equity Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of July 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from March 18, 2013 (commencement of operations) through July 31, 2013. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Strategic Volatility Equity Fund as of July 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 10, 2015

22 Strategic Volatility Equity Fund

The fund’s portfolio 7/31/15

COMMON STOCKS (94.9%)*	Shares	Value

Aerospace and defense (5.8%)
General Dynamics Corp.	1,100	$164,021

L-3 Communications Holdings, Inc.	387	44,683

Lockheed Martin Corp.	763	158,017

Raytheon Co.	1,054	114,981

Rockwell Collins, Inc.	583	49,333

TransDigm Group, Inc. †	210	47,523

578,558
Air freight and logistics (2.3%)
CH Robinson Worldwide, Inc.	649	45,527

Expeditors International of Washington, Inc.	234	10,968

United Parcel Service, Inc. Class B	1,662	170,122

226,617
Auto components (0.3%)
Gentex Corp.	1,256	20,196

Lear Corp.	73	7,597

27,793
Automobiles (0.5%)
Harley-Davidson, Inc.	930	54,219

54,219
Banks (5.3%)
BB&T Corp.	2,513	101,199

Cullen/Frost Bankers, Inc.	228	16,519

PNC Financial Services Group, Inc.	1,436	140,986

Wells Fargo & Co.	4,662	269,790

528,494
Beverages (0.6%)
Dr. Pepper Snapple Group, Inc.	797	63,935

63,935
Capital markets (0.5%)
Northern Trust Corp.	629	48,112

48,112
Chemicals (1.6%)
Airgas, Inc.	227	23,159

Axalta Coating Systems, Ltd. †	257	8,175

International Flavors & Fragrances, Inc.	277	32,018

Sherwin-Williams Co. (The)	355	98,605

161,957
Commercial services and supplies (0.9%)
Stericycle, Inc. †	220	31,013

Waste Management, Inc.	1,069	54,658

85,671
Communications equipment (2.2%)
Cisco Systems, Inc.	7,217	205,107

Motorola Solutions, Inc.	148	8,904

214,011
Consumer finance (1.8%)
Capital One Financial Corp.	1,946	158,210

Synchrony Financial †	579	19,894

		178,104

Strategic Volatility Equity Fund 23

COMMON STOCKS (94.9%)* cont.	Shares	Value

Containers and packaging (0.9%)
Avery Dennison Corp.	415	$25,253

Ball Corp.	583	39,551

Bemis Co., Inc.	450	20,057

84,861
Diversified financial services (2.2%)
Berkshire Hathaway, Inc. Class B †	1,507	215,109

NASDAQ OMX Group, Inc. (The)	129	6,583

221,692
Diversified telecommunication services (1.4%)
Verizon Communications, Inc.	2,937	137,422

137,422
Electric utilities (2.4%)
American Electric Power Co., Inc.	1,465	82,875

Pinnacle West Capital Corp.	478	29,497

Southern Co. (The)	2,889	129,225

241,597
Energy equipment and services (0.7%)
National Oilwell Varco, Inc.	1,612	67,914

67,914
Food and staples retail (2.2%)
Costco Wholesale Corp.	1,160	168,548

Wal-Mart Stores, Inc.	640	46,067

214,615
Food products (0.6%)
Bunge, Ltd.	551	43,997

Pinnacle Foods, Inc.	234	10,518

54,515
Health-care equipment and supplies (2.8%)
Abbott Laboratories	2,950	149,536

C.R. Bard, Inc.	283	55,652

Edwards Lifesciences Corp. †	465	70,754

275,942
Health-care providers and services (2.3%)
AmerisourceBergen Corp.	988	104,481

Cardinal Health, Inc.	462	39,261

DaVita HealthCare Partners, Inc. †	738	58,324

Mednax, Inc. †	347	29,370

231,436
Hotels, restaurants, and leisure (2.0%)
Chipotle Mexican Grill, Inc. †	18	13,360

McDonald’s Corp.	1,870	186,738

200,098
Household durables (0.1%)
Tupperware Brands Corp.	223	13,039

13,039
Household products (1.8%)
Church & Dwight Co., Inc.	347	29,957

Clorox Co. (The)	288	32,239

Colgate-Palmolive Co.	1,766	120,123

182,319
Industrial conglomerates (1.6%)
Danaher Corp.	1,682	154,004

		154,004

24 Strategic Volatility Equity Fund

COMMON STOCKS (94.9%)* cont.	Shares	Value

Insurance (3.0%)
Axis Capital Holdings, Ltd.	390	$22,448

Chubb Corp. (The)	279	34,688

Everest Re Group, Ltd.	160	29,299

PartnerRe, Ltd.	200	27,192

RenaissanceRe Holdings, Ltd.	176	18,885

Travelers Cos., Inc. (The)	1,158	122,887

XL Group PLC	1,196	45,472

300,871
Internet software and services (0.9%)
eBay, Inc. †	3,074	86,441

86,441
IT Services (8.2%)
Accenture PLC Class A	1,647	169,822

Automatic Data Processing, Inc.	1,196	95,405

Computer Sciences Corp.	637	41,679

Fidelity National Information Services, Inc.	557	36,445

Fiserv, Inc. †	696	60,455

Paychex, Inc.	1,417	65,749

PayPal Holdings, Inc. †	3,074	118,964

Vantiv, Inc. Class A †	546	24,024

Visa, Inc. Class A	2,650	199,651

812,194
Media (3.6%)
Discovery Communications, Inc. Class C †	1,027	31,118

Interpublic Group of Cos., Inc. (The)	1,834	39,064

Madison Square Garden Co. (The) Class A †	277	23,102

Omnicom Group, Inc.	849	62,045

Scripps Networks Interactive Class A	459	28,724

Walt Disney Co. (The)	1,401	168,120

352,173
Metals and mining (0.5%)
Newmont Mining Corp.	1,972	33,859

Royal Gold, Inc.	296	14,924

48,783
Multi-utilities (0.1%)
Alliant Energy Corp.	189	11,625

11,625
Multiline retail (3.7%)
Dollar General Corp.	1,347	108,258

Dollar Tree, Inc. †	910	71,007

Kohl’s Corp.	297	18,212

Target Corp.	2,072	169,593

367,070
Oil, gas, and consumable fuels (5.5%)
Exxon Mobil Corp.	3,460	274,067

HollyFrontier Corp.	869	41,938

Kinder Morgan, Inc.	3,958	137,105

Spectra Energy Corp.	2,939	88,934

		542,044

Strategic Volatility Equity Fund 25

COMMON STOCKS (94.9%)* cont.	Shares	Value

Pharmaceuticals (9.1%)
Eli Lilly & Co.	2,314	$195,556

Johnson & Johnson	2,570	257,540

Merck & Co., Inc.	3,469	204,532

Pfizer, Inc.	6,650	239,799

897,427
Real estate investment trusts (REITs) (3.2%)
Alexandria Real Estate Equities, Inc. R	220	20,396

American Campus Communities, Inc. R	470	17,540

American Capital Agency Corp. R	1,549	29,834

Brixmor Property Group, Inc. R	243	5,946

HCP, Inc. R	1,631	63,022

Health Care REIT, Inc. R	786	54,525

Public Storage R	322	66,068

Spirit Realty Capital, Inc. R	1,772	17,986

Starwood Property Trust, Inc. R	989	21,521

Taubman Centers, Inc. R	237	17,728

314,566
Semiconductors and semiconductor equipment (2.3%)
Analog Devices, Inc.	841	49,056

Broadcom Corp. Class A	2,354	119,136

Linear Technology Corp.	501	20,541

Maxim Integrated Products, Inc.	1,239	42,176

230,909
Software (1.5%)
FactSet Research Systems, Inc.	138	22,861

Intuit, Inc.	1,002	105,982

Microsoft Corp.	340	15,878

144,721
Specialty retail (1.0%)
AutoZone, Inc. †	142	99,533

99,533
Technology hardware, storage, and peripherals (3.9%)
Apple, Inc.	1,445	175,279

EMC Corp.	6,068	163,169

NetApp, Inc.	1,378	42,925

381,373
Textiles, apparel, and luxury goods (1.3%)
NIKE, Inc. Class B	57	6,568

Ralph Lauren Corp.	252	31,724

VF Corp.	1,121	86,418

124,710
Tobacco (3.4%)
Altria Group, Inc.	3,364	182,934

Philip Morris International, Inc.	725	62,009

Reynolds American, Inc.	1,052	90,251

335,194
Water utilities (0.2%)
American Water Works Co., Inc.	418	21,698

21,698
Wireless telecommunication services (0.7%)
SBA Communications Corp. Class A †	561	67,724

		67,724

Total common stocks (cost $8,569,074)		$9,385,981

26 Strategic Volatility Equity Fund

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (2.8%)*	strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Jul-16/$185.00	$10,642	$64,289

SPDR S&P 500 ETF Trust (Put)	Jun-16/185.00	10,494	58,524

SPDR S&P 500 ETF Trust (Put)	May-16/183.00	10,645	49,018

SPDR S&P 500 ETF Trust (Put)	Apr-16/180.00	10,715	38,642

SPDR S&P 500 ETF Trust (Put)	Mar-16/183.00	10,480	36,789

SPDR S&P 500 ETF Trust (Put)	Feb-16/183.00	10,496	30,141

Total purchased options outstanding (cost $416,880)			$277,403

SHORT-TERM INVESTMENTS (3.1%)*	Shares	Value

Putnam Short Term Investment Fund 0.11% L	50,858	$50,858

SSgA Prime Money Market Fund Class N 0.06% P	260,000	260,000

Total short-term investments (cost $310,858)		$310,858

TOTAL INVESTMENTS

Total investments (cost $9,296,812)		$9,974,242

Key to holding’s abbreviations

bp	Basis points
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2014 through July 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $9,887,991.

† This security is non-income-producing.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $12,564 to cover certain derivative contracts.

WRITTEN OPTIONS OUTSTANDING at 7/31/15 (premiums $19,801)
	Expiration	Contract
	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Aug-15/$216.00	$35,009	$8,752

SPDR S&P 500 ETF Trust (Call)	Aug-15/214.50	9,512	3,185

SPDR S&P 500 ETF Trust (Call)	Aug-15/217.00	9,490	382

SPDR S&P 500 ETF Trust (Call)	Aug-15/214.50	9,561	245

Total			$12,564

Strategic Volatility Equity Fund	27

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/15
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
baskets	22	$—	12/17/15	(3 month	A basket	$49,016
				USD-LIBOR-BBA	(CGPUTQL2) of
				plus 42 bp)	common stocks

baskets	3	—	12/17/15	(3 month	A basket	6,904
				USD-LIBOR-BBA	(CGPUTQL2) of
				plus 0.42%)	common stocks

Total		$—				$55,920

28 Strategic Volatility Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$1,238,635	$—	$—

Consumer staples	850,578	—	—

Energy	609,958	—	—

Financials	1,591,839	—	—

Health care	1,404,805	—	—

Industrials	1,044,850	—	—

Information technology	1,869,649	—	—

Materials	295,601	—	—

Telecommunication services	205,146	—	—

Utilities	274,920	—	—

Total common stocks	9,385,981	—	—

Purchased options outstanding	—	277,403	—

Short-term investments	310,858	—	—

Totals by level	$9,696,839	$277,403	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Written options outstanding	$—	$(12,564)	$—

Total return swap contracts	—	55,920	—

Totals by level	$—	$43,356	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

Strategic Volatility Equity Fund 29

Statement of assets and liabilities 7/31/15

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $9,245,954)	$9,923,384
Affiliated issuers (identified cost $50,858) (Notes 1 and 5)	50,858

Cash	68,893

Dividends, interest and other receivables	8,668

Receivable for shares of the fund sold	73,039

Receivable for investments sold	8,752

Receivable from Manager (Note 2)	29,895

Unrealized appreciation on OTC swap contracts (Note 1)	55,920

Prepaid assets	25,411

Total assets	10,244,820

LIABILITIES

Payable for shares of the fund repurchased	22,500

Payable for custodian fees (Note 2)	9,484

Payable for investor servicing fees (Note 2)	3,106

Payable for Trustee compensation and expenses (Note 2)	9

Payable for administrative services (Note 2)	39

Payable for distribution fees (Note 2)	1,540

Payable for auditing and tax fees	38,211

Written options outstanding, at value (premiums $19,801) (Notes 1 and 3)	12,564

Collateral on certain derivative contracts, at value (Note 1)	260,000

Other accrued expenses	9,376

Total liabilities	356,829

Net assets	$9,887,991

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$9,243,060

Distributions in excess of net investment income (Note 1)	(51,258)

Accumulated net realized loss on investments (Note 1)	(44,398)

Net unrealized appreciation of investments	740,587

Total — Representing net assets applicable to capital shares outstanding	$9,887,991

(Continued on next page)

30 Strategic Volatility Equity Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($5,503,461 divided by 483,799 shares)	$11.38

Offering price per class A share (100/94.25 of $11.38)*	$12.07

Net asset value and offering price per class B share ($81,348 divided by 7,231 shares)**	$11.25

Net asset value and offering price per class C share ($289,478 divided by 25,765 shares)**	$11.24

Net asset value and redemption price per class M share ($74,555 divided by 6,591 shares)	$11.31

Offering price per class M share (100/96.50 of $11.31)*	$11.72

Net asset value, offering price and redemption price per class Y share
($3,939,149 divided by 345,566 shares)	$11.40

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Strategic Volatility Equity Fund	31

Statement of operations Year ended 7/31/15

INVESTMENT INCOME

Dividends (net of foreign tax of $52)	$179,101

Interest (including interest income of $255 from investments in affiliated issuers) (Note 5)	255

Total investment income	179,356

EXPENSES

Compensation of Manager (Note 2)	52,580

Investor servicing fees (Note 2)	16,404

Custodian fees (Note 2)	25,146

Trustee compensation and expenses (Note 2)	368

Distribution fees (Note 2)	16,497

Administrative services (Note 2)	225

Reports to shareholders	15,355

Auditing and tax fees	40,267

Blue sky expense	61,573

Other	2,092

Fees waived and reimbursed by Manager (Note 2)	(133,233)

Total expenses	97,274

Expense reduction (Note 2)	(27)

Net expenses	97,247

Net investment income	82,109

Net realized gain on investments (Notes 1 and 3)	360,555

Net realized gain on swap contracts (Note 1)	317,878

Net realized loss on written options (Notes 1 and 3)	(236,401)

Net unrealized appreciation of investments, swap contracts and written options during the year	273,466

Net gain on investments	715,498

Net increase in net assets resulting from operations	$797,607

The accompanying notes are an integral part of these financial statements.

32 Strategic Volatility Equity Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 7/31/15	Year ended 7/31/14

Operations:
Net investment income	$82,109	$39,839

Net realized gain on investments	442,032	288,744

Net unrealized appreciation of investments	273,466	228,027

Net increase in net assets resulting from operations	797,607	556,610

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(337,989)	(195,455)

Class B	(4,967)	(1,155)

Class C	(11,934)	(8,557)

Class M	(4,856)	(577)

Class Y	(202,607)	(64,294)

From net realized long-term gain on investments
Class A	(291)	—

Class B	(5)	—

Class C	(11)	—

Class M	(5)	—

Class Y	(170)	—

Increase from capital share transactions (Note 4)	3,097,521	2,253,862

Total increase in net assets	$3,332,293	$2,540,434

NET ASSETS

Beginning of year	6,555,698	4,015,264

End of year (including distributions in excess of net
investment income of $51,258 and undistributed net
investment income of $56,875, respectively)	$9,887,991	$6,555,698

The accompanying notes are an integral part of these financial statements.

Strategic Volatility Equity Fund 33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
July 31, 2015	$11.00	.10	1.07	1.17	(.79)	— e	(.79)	$11.38	10.83	$5,503	1.21	.92	108
July 31, 2014	10.35	.08	1.19	1.27	(.62)	—	(.62)	11.00	12.53	4,269	1.26	.75	68
July 31, 2013†	10.00	.02	.33	.35	—	—	—	10.35	3.50*	3,090	.49*	.18*	21*

Class B
July 31, 2015	$10.93	.02	1.05	1.07	(.75)	— e	(.75)	$11.25	9.91	$81	1.96	.16	108
July 31, 2014	10.32	— e	1.19	1.19	(.58)	—	(.58)	10.93	11.74	48	2.01	(.03)	68
July 31, 2013†	10.00	(.01)	.33	.32	—	—	—	10.32	3.20*	21	.76*	(.09)*	21*

Class C
July 31, 2015	$10.89	.02	1.05	1.07	(.72)	— e	(.72)	$11.24	9.99	$289	1.96	.14	108
July 31, 2014	10.32	— e	1.18	1.18	(.61)	—	(.61)	10.89	11.74	162	2.01	— f	68
July 31, 2013†	10.00	(.01)	.33	.32	—	—	—	10.32	3.20*	16	.76*	(.08)*	21*

Class M
July 31, 2015	$10.97	.05	1.05	1.10	(.76)	— e	(.76)	$11.31	10.14	$75	1.71	.43	108
July 31, 2014	10.33	.02	1.20	1.22	(.58)	—	(.58)	10.97	12.05	68	1.76	.20	68
July 31, 2013†	10.00	— e	.33	.33	—	—	—	10.33	3.30*	10	.67*	—*f	21*

Class Y
July 31, 2015	$11.02	.13	1.07	1.20	(.82)	— e	(.82)	$11.40	11.04	$3,939.96		1.16	108
July 31, 2014	10.36	.11	1.18	1.29	(.63)	—	(.63)	11.02	12.81	2,010	1.01	.99	68
July 31, 2013†	10.00	.03	.33	.36	—	—	—	10.36	3.60*	878	.39*	.30*	21*

* Not annualized.

† For the period March 18, 2013 (commencement of operations) to July 31, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

July 31, 2015	1.58%

July 31, 2014	3.40

July 31, 2013	2.69

e Amount represents less than $0.01 per share.

f Amount represents less than .01%.

The accompanying notes are an integral part of these financial statements.

34 Strategic Volatility Equity Fund	Strategic Volatility Equity Fund	35

Notes to financial statements 7/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2014 through July 31, 2015.

Putnam Strategic Volatility Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek a total return in excess of that of the U.S. equity markets, but with comparable volatility, over a market cycle (generally at least three years or more). The fund invests mainly in common stocks of large U.S. companies across all sectors. The fund expects to allocate its investments across sectors so that the fund’s portfolio approximately reflects sector weightings across the broader equity markets. Within each sector, the fund generally focuses its investments on those stocks that Putnam Management believes are likely to have lower sensitivity to broader market or sector movements. Putnam Management refers to these stocks as “low beta” stocks. Beta is a measurement of a stock’s anticipated sensitivity to price movements in a particular market, as measured by a market or sector index. A stock with a beta higher than 1.0 is generally expected to be more volatile than the index, and a stock with a beta of less than 1.0 should be less volatile than the index and may be expected to rise and fall in price more slowly than the market or sector. Putnam Management generally emphasizes investments within each sector in low beta stocks (measured relative to the S&P 500 Index) because Putnam Management believes that, over a full market cycle (generally at least three years or more), a portfolio of low beta stocks combined with the options, total return swaps, and other derivative strategies described below, may be able to earn investment returns in excess of market returns, but with volatility comparable to the market, thus earning an attractive risk-adjusted return relative to the market. The fund intends to invest in total return swaps on market indices, the fund’s individual portfolio securities, or baskets of securities, and in other derivatives to increase the fund’s exposure to low beta stocks, which will create investment leverage. The fund intends to write (sell) call options, generally on equity indices but also on individual portfolio securities. The fund sells call options to earn premium income. Selling call options may also reduce the volatility of the fund’s portfolio. The fund intends to buy put options, generally on equity indices but also on individual portfolio securities. The fund buys put options to reduce the volatility of the fund’s portfolio by protecting the fund from the impact of significant market declines. In addition to call options and put options, the fund may use derivatives, such as futures, options, warrants and swap contracts, for hedging purposes and to adjust the return and volatility characteristics of the fund’s investments. Putnam Management may also make other investments, including in derivatives, intended to protect the fund from market volatility, or to take advantage of the potential for returns from instruments that perform well during periods of market volatility. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends, as well as general market conditions, when deciding whether to buy or sell investments. As noted above, Putnam Management will also consider the fund’s overall exposure to each sector.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles

36 Strategic Volatility Equity Fund

generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Strategic Volatility Equity Fund	37

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Options contracts The fund uses options contracts to generate additional income for the portfolio and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities

38 Strategic Volatility Equity Fund

as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $245 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, income on swap contracts and redesignation of taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $372,111 to decrease distributions in excess of net investment income and $372,111 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,018,792
Unrealized depreciation	(385,761)

Net unrealized appreciation	633,031
Undistributed ordinary income	4,660
Cost for federal income tax purposes	$9,341,211

Strategic Volatility Equity Fund 39

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,

0.830%	of the next $5 billion,	0.660%	of the next $50 billion,

0.780%	of the next $10 billion,	0.650%	of the next $100 billion and

0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

In addition, the applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P 500 Index over the performance period. The maximum annualized performance adjustment rate is +/–0.15%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.717% of the fund’s average net assets before a decrease of $8,093 (0.096% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through November 30, 2016, to the extent that the total expenses of the fund (before performance adjustments to the fund’s management fee and excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s distribution plans) would not exceed an annual rate of 1.05% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $5,177 as a result of this limit.

Putnam Management has also contractually agreed, through November 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $128,056 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

40 Strategic Volatility Equity Fund

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$10,027	Class M	143

Class B	145	Class Y	5,643

Class C	446	Total	$16,404

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $27 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $6, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$12,899	Class M	550

Class B	747	Total	$16,497

Class C	2,301

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $3,253 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

Strategic Volatility Equity Fund	41

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$11,031,581	$8,546,290

U.S. government securities (Long-term)	—	—

Total	$11,031,581	$8,546,290

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$11,496	$2,407

Options opened	669,984	241,716
Options exercised	—	—
Options expired	(448,777)	(150,301)
Options closed	(169,131)	(74,021)

Written options outstanding at the
end of the reporting period	$63,572	$19,801

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/15		Year ended 7/31/14
Class A	Shares	Amount	Shares	Amount

Shares sold	161,394	$1,812,814	98,930	$1,071,944

Shares issued in connection with
reinvestment of distributions	9,123	101,444	1,082	11,317

	170,517	1,914,258	100,012	1,083,261

Shares repurchased	(74,630)	(843,236)	(10,687)	(118,289)

Net increase	95,887	$1,071,022	89,325	$964,972

	Year ended 7/31/15		Year ended 7/31/14
Class B	Shares	Amount	Shares	Amount

Shares sold	2,883	$32,281	2,413	$26,121

Shares issued in connection with
reinvestment of distributions	450	4,972	56	580

	3,333	37,253	2,469	26,701

Shares repurchased	(461)	(5,095)	(103)	(1,154)

Net increase	2,872	$32,158	2,366	$25,547

42 Strategic Volatility Equity Fund

	Year ended 7/31/15		Year ended 7/31/14
Class C	Shares	Amount	Shares	Amount

Shares sold	14,192	$158,291	17,983	$192,973

Shares issued in connection with
reinvestment of distributions	1,082	11,945	764	7,944

	15,274	170,236	18,747	200,917

Shares repurchased	(4,380)	(48,491)	(5,433)	(56,468)

Net increase	10,894	$121,745	13,314	$144,449

	Year ended 7/31/15		Year ended 7/31/14
Class M	Shares	Amount	Shares	Amount

Shares sold	243	$2,769	5,169	$56,236

Shares issued in connection with
reinvestment of distributions	438	4,860	—	—

	681	7,629	5,169	56,236

Shares repurchased	(259)	(2,888)	—	—

Net increase	422	$4,741	5,169	$56,236

	Year ended 7/31/15		Year ended 7/31/14
Class Y	Shares	Amount	Shares	Amount

Shares sold	343,138	$3,877,893	116,010	$1,256,180

Shares issued in connection with
reinvestment of distributions	18,212	202,695	6,080	63,598

	361,350	4,080,588	122,090	1,319,778

Shares repurchased	(198,127)	(2,212,733)	(24,531)	(257,120)

Net increase	163,223	$1,867,855	97,559	$1,062,658

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	296,000	61.2%	$3,368,480

Class B	1,068	14.8	12,015

Class C	1,066	4.1	11,982

Class M	1,068	16.2	12,079

At the close of the reporting period, a shareholder of record owned 6.9% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$262,852	$4,667,462	$4,879,456	$255	$50,858

Totals	$262,852	$4,667,462	$4,879,456	$255	$50,858

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Strategic Volatility Equity Fund 43

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$57,000

Written equity option contracts (contract amount) (Note 3)	$55,000

OTC total return swap contracts (notional)	$3,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Investments,
Equity contracts	Receivables	$333,323	Payables	$12,564

Total		$333,323		$12,564

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Swaps	Total

Equity contracts	$(469,310)	$317,878	$(151,432)

Total	$(469,310)	$317,878	$(151,432)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Swaps	Total

Equity contracts	$(86,136)	$91,382	$5,246

Total	$(86,136)	$91,382	$5,246

44 Strategic Volatility Equity Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Citibank, N. A.	JPMorgan Chase Bank N. A.	Total

Assets:

OTC Total return swap contracts* #	$—	$55,920	$—	$55,920

Purchased options** #	—	—	277,403	277,403

Total Assets	$—	$55,920	$277,403	$333,323

Liabilities:

OTC Total return swap contracts* #	—	—	—	—

Written options#	245	12,319	—	12,564

Total Liabilities	$245	$12,319	$—	$12,564

Total Financial and Derivative Net Assets	$(245)	$43,601	$277,403	$320,759

Total collateral received (pledged)† ##	$—	$—	$260,000

Net amount	$(245)	$43,601	$17,403

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Strategic Volatility Equity Fund 45

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $2,925 as a capital gain dividend with respect to the taxable year ended July 31, 2015, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 28.98% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 29.92%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

46 Strategic Volatility Equity Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Strategic Volatility Equity Fund 47

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

48 Strategic Volatility Equity Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Strategic Volatility Equity Fund 49

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Small Cap Growth Fund	American Government Income Fund
Voyager Fund	Diversified Income Trust
Emerging Markets Income Fund
Blend	Floating Rate Income Fund
Asia Pacific Equity Fund	Global Income Trust
Capital Opportunities Fund	High Yield Advantage Fund
Capital Spectrum Fund	High Yield Trust
Emerging Markets Equity Fund	Income Fund
Equity Spectrum Fund	Money Market Fund*
Europe Equity Fund	Short Duration Income Fund
Global Equity Fund	U.S. Government Income Trust
International Capital Opportunities Fund
International Equity Fund	Tax-free Income
Investors Fund	AMT-Free Municipal Fund
Low Volatility Equity Fund	Intermediate-Term Municipal Income Fund
Multi-Cap Core Fund	Short-Term Municipal Income Fund
Research Fund	Tax Exempt Income Fund
Strategic Volatility Equity Fund	Tax Exempt Money Market Fund*
Tax-Free High Yield Fund
Value
Convertible Securities Fund	State tax-free income funds†:
Equity Income Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

50 Strategic Volatility Equity Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2055 Fund
Global Telecommunications Fund	RetirementReady® 2050 Fund
Global Utilities Fund	RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
Asset Allocation	RetirementReady® 2035 Fund
George Putnam Balanced Fund	RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
Global Asset Allocation Funds — four	RetirementReady® 2020 Fund
investment portfolios that spread your	RetirementReady® 2015 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Strategic Volatility Equity Fund	51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52 Strategic Volatility Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Robert J. Darretta	Vice President and
Investment Sub-Manager	Katinka Domotorffy	Chief Compliance Officer
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Michael J. Higgins
London, England SW1A 1LD	Kenneth R. Leibler	Vice President, Treasurer,
	Robert E. Patterson	and Clerk
Marketing Services	George Putnam, III
Putnam Retail Management	Robert L. Reynolds	Janet C. Smith
One Post Office Square	W. Thomas Stephens	Vice President,
Boston, MA 02109		Principal Accounting Officer,
	Officers	and Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	Susan G. Malloy
and Trust Company		Vice President and
	Jonathan S. Horwitz	Assistant Treasurer
Legal Counsel	Executive Vice President,
Ropes & Gray LLP	Principal Executive Officer, and	James P. Pappas
	Compliance Liaison	Vice President
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Mark C. Trenchard
KPMG LLC	Vice President and	Vice President and
	Principal Financial Officer	BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Strategic Volatility Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

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296144 9/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2015	$34,605	$ —	$3,600	$ —
July 31, 2014	$33,502	$ —	$3,500	$ —

For the fiscal years ended July 31, 2015 and July 31, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $3,600 and $3,500 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2015	$ —	$ —	$ —	$ —

July 31, 2014	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 28, 2015